UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2005
Allied Waste Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14705	88-0228636
(Commission File Number)	(I.R.S. Employer Identification No.)

15880 North Greenway-Hayden Loop, Suite 100
Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 25, 2005, Allied Waste Industries, Inc. issued a press release announcing its financial results for the third quarter 2005. The press release is furnished as Exhibit 99.1. Additionally, we have furnished unaudited supplemental data as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Exhibits
99.1 Press Release issued October 25, 2005
99.2 Unaudited Supplemental Data
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Waste Industries, Inc.
October 25, 2005	By:	Peter S. Hathaway
		Name:	Peter S. Hathaway
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index
99.1 Press Release issued October 25, 2005
99.2 Unaudited Supplemental Data